UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported: March 3, 2008

LIFE SCIENCES RESEARCH, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(State or other jurisdiction of incorporation)

0-33505	52-2340150

(Commission File Number)	(I.R.S. Employer Identification Number)

Mettlers Road, East Millstone, NJ	08875

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 649-9961

(Former name or former address, if changed since last report)

Item 8.01.	Other Events

On March 3, 2008, Life Sciences Research, Inc. issued a press release announcing that the Company is scheduled to speak at the 29th Annual Raymond James Institutional Investor Conference being held in Orlando, Florida, from March 3-5, 2008. The press release stated that the Company’s presentation will begin at 9:50 A.M. (Eastern time) on Monday, March 3, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. A copy of the slide presentation given by the Company at the Conference is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

c.	Exhibit

99.1	Press release dated March 3, 2008.
99.2	Slide presentation given at conference on March 3, 2008.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act 1934, Life Sciences Research, Inc. has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 3, 2008	LIFE SCIENCES RESEARCH, INC.

By: /s/ Mark L. Bibi

Name: Mark L. Bibi
Title: Secretary and General Counsel

3

Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 3, 2008

99.2	Slide Presentation given at conference on March 3, 2008

4